UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2008

GENOPTIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33753	33-0840570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

2110 Rutherford Road

Carlsbad, CA 92008

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 268-6200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On November 6, 2008, Genoptix, Inc., a Delaware corporation, issued a press release announcing its financial results as of and for the three and nine months ended September 30, 2008. A copy of the press release and accompanying information is attached as Exhibit 99.1 to this current report.

The information in this Item 2.02 and Exhibit 99.1, attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, whether filed before or after the date hereof, and regardless of any general incorporation language in any such filing.

Item 9.01.                                          Financial Statements and Exhibits.

(d) Exhibits

99.1                           Press Release of Genoptix, Inc. dated November 6, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENOPTIX, INC.

Date:	November 6, 2008	/s/ Christian V. Kuhlen, M.D., Esq.
Christian V. Kuhlen, M.D., Esq.
Vice President, General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of Genoptix, Inc. dated November 6, 2008.